                                                     EXHIBIT 24


                       POWER OF ATTORNEY


    WHEREAS, Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint D. R. Martin, W. T. Satterwhite or M. E. Rescoe, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Company, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of March, 1997.








                                              /s/ D. W. Biegler
                                        ______________________________
                                                D. W. Biegler

                       POWER OF ATTORNEY


     WHEREAS, Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

     NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint D. R. Martin, W. T. Satterwhite or M. E. Rescoe, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Company, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of March, 1997.







                                                 /s/ D. R. Long
                                        ______________________________
                                                   D. R. Long

                       POWER OF ATTORNEY


    WHEREAS, Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint D. R. Martin or W. T. Satterwhite, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Company, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of March, 1997.








                                                /s/ M. E. Rescoe
                                         ______________________________
                                                  M. E. Rescoe

                       POWER OF ATTORNEY


    WHEREAS, Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company, does hereby appoint D. R. Martin or M. E. Rescoe, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a director of the Company, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of March, 1997.







                                             /s/ W. T. Satterwhite
                                         ______________________________
                                               W. T. Satterwhite

                       POWER OF ATTORNEY


    WHEREAS, Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as an officer of the Company, does hereby appoint W. T. Satterwhite or M. E. Rescoe, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Company, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of March, 1997.








                                                /s/ D. R. Martin
                                         ______________________________
                                                  D. R. Martin

                       POWER OF ATTORNEY


    WHEREAS, Lone Star Energy Plant Operations, Inc., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1996, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Form 10-K;

    NOW, THEREFORE, the undersigned in his capacity as an officer of the Company, does hereby appoint D. R. Martin, W. T. Satterwhite or M. E. Rescoe, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer of the Company, said Form 10-K and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of March, 1997.









                                              /s/ J. W. Pinkerton
                                         ______________________________
                                                J. W. Pinkerton